                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO

            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Executive Vice President and Chief Financial Officer of The TJX Companies, Inc. (the "Company"), does hereby certify that to my knowledge:

     1) the Company's Form 10-Q for the fiscal quarter ended July 27, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) the information contained in the Company's Form 10-Q for the fiscal quarter ended July 27, 2002 fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    /s/ Donald G. Campbell
                                    --------------------------------------
                                    Name:  Donald G. Campbell
                                    Title: Executive Vice President and
                                    Chief Financial Officer

Dated: September 10, 2002